© 2025 Fannie Mae July 30, 2025 SECOND QUARTER 2025 FINANCIAL SUPPLEMENT EXHIBIT 99.3

TABLE OF CONTENTS Page Consolidated Results Selected Financial Data 1 Condensed Consolidated Statement of Income 2 Condensed Consolidated Balance Sheets 3 Average Balance of Assets & Liabilities and Annualized Yields 4 Credit-Related Information 5 Regulatory Capital 6 Business Segment Results Single-Family 7 Multifamily 12 © 2025 Fannie Mae Some of the terms and other information in this presentation are defined and discussed more fully in Fannie Mae’s Form 10-Q for the quarter ended June 30, 2025 (“Q2 2025 Form 10-Q”) and Form 10- K for the year ended December 31, 2024 (“2024 Form 10-K”). This presentation should be reviewed together with the Q2 2025 Form 10-Q and the 2024 Form 10-K, which are available at www.fanniemae.com in the “About Us—Investor Relations—SEC Filings” section. Information on or available through the company's website is not part of this supplement. Some of the information in this presentation is based upon information from third-party sources such as sellers and servicers of mortgage loans. Although Fannie Mae generally considers this information reliable, Fannie Mae does not independently verify all reported information. Due to rounding, amounts reported in this presentation may not sum to totals indicated (i.e., 100%), or amounts shown as 100% may not reflect the entire population. Unless otherwise indicated, data is as of June 30, 2025 or for the second quarter of 2025. Data for prior years is as of December 31 or for the full year indicated.

Q2 2025 Q1 2025 Q4 2024 Q3 2024 Q2 2024 Q1 2025 Q2 2024 $7,155 $7,001 $7,182 $7,275 $7,268 $154 $(113) 86 84 115 66 68 2 18 7,241 7,085 7,297 7,341 7,336 156 (95) (946) (24) (321) 27 300 (922) (1,246) 211 123 842 52 447 88 (236) (8) 0 (10) 12 (62) (8) 54 (2,344) (2,600) (2,629) (2,379) (2,417) 256 73 4,154 4,584 5,179 5,053 5,604 (430) (1,450) (837) (923) (1,049) (1,009) (1,120) 86 283 $3,317 $3,661 $4,130 $4,044 $4,484 $(344) $(1,167) $3,324 $3,655 $4,127 $4,047 $4,477 $(331) $(1,153) $38,229 $39,352 $38,853 $38,146 $41,911 $(1,123) $(3,682) 23,753 31,769 15,975 18,065 27,650 (8,016) (3,897) 77,430 79,347 79,197 61,790 49,899 (1,917) 27,531 4,128,378 4,134,708 4,145,713 4,146,314 4,137,240 (6,330) (8,862) (8,247) (7,532) (7,707) (7,656) (8,026) (715) (221) $4,338,227 $4,353,709 $4,349,731 $4,334,556 $4,323,893 $(15,482) $14,334 128,316 136,818 139,422 121,715 118,543 (8,502) 9,773 4,082,196 4,091,840 4,088,675 4,096,063 4,094,421 (9,644) (12,225) $4,236,591 $4,255,397 $4,255,074 $4,244,026 $4,237,410 $(18,806) $(819) $101,636 $98,312 $94,657 $90,530 $86,483 $3,324 $15,153 $101,636 $98,312 $94,657 $90,530 $86,483 $3,324 $15,153 2.3% 2.3% 2.2% 2.1% 2.0% 0.31% 0.34% 0.38% 0.37% 0.41% 31.5% 36.1% 32.3% 32.1% 31.3% 20.1% 20.1% 20.3% 20.0% 20.0% (a) (b) (c) (d) FANNIE MAE SELECTED FINANCIAL DATA ($ in millions, except per share and ratio data) SELECTED INCOME STATEMENT DATA Net interest income QUARTERLY DATA (Provision) benefit for credit losses Fee and other income Net revenues Fair value gains (losses), net Q2 2025 Variance vs. Investment gains (losses), net Non-interest expense(a) Income before federal income taxes Mortgage loans held for investment and held for sale Allowance for loan losses Total assets Investments in securities, at fair value Securities purchased under agreements to resell Total comprehensive income Net income Provision for federal income taxes SELECTED BALANCE SHEET DATA (period-end) Cash and cash equivalents © 2025 Fannie Mae Consists of salaries and employee benefits, professional services, technology and occupancy expense, legislative assessments, credit enhancement expense and other expense, net. Total Fannie Mae stockholders’ equity Total liabilities Debt of Fannie Mae Debt of Consolidated Trusts OTHER METRICS Return on assets(c) Effective income tax rate Efficiency ratio(d) Net worth ratio(b) Net worth Calculated based on annualized net income for the reporting period divided by average total assets during the period, expressed as a percentage. Average balances for purposes of ratio calculations are based on quarter-end balances. Efficiency ratio is calculated as non-interest expense divided by the sum of net interest income and non-interest income. As presented in this slide, non-interest income consists of the sum of “Fee and other income,” “Investment gains (losses), net” and “Fair value gains (losses), net.” Calculated based on net worth divided by total assets outstanding at the end of the period. 1

FANNIE MAE
CONDENSED CONSOLIDATED STATEMENT OF INCOME
($ and shares in millions, except per share data)

Fannie Mae

	QUARTERLY DATA						
						Q2 2025 Variance vs.	
	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q1 2025	Q2 2024
Interest income:							
Investments in securities[a]	$1,170	$1,127	$1,087	$993	$915	$43	$255
Mortgage loans	37,693	37,399	36,929	36,390	35,617	294	2,076
Other	548	490	465	629	743	58	(195)
Total interest income	**39,411**	**39,106**	**38,481**	**38,012**	**37,275**	**305**	**2,136**
Interest expense:							
Short-term debt	(103)	(105)	(133)	(137)	(130)	2	27
Long-term debt	(32,153)	(31,910)	(31,166)	(30,600)	(29,877)	(243)	(2,276)
Total interest expense	**(32,256)**	**(32,015)**	**(31,299)**	**(30,737)**	**(30,007)**	**(241)**	**(2,249)**
Net interest income	7,155	7,001	7,182	7,275	7,268	154	(113)
(Provision) benefit for credit losses	(946)	(24)	(321)	27	300	(922)	(1,246)
Net interest income after (provision) benefit for credit losses	**6,209**	**6,977**	**6,861**	**7,302**	**7,568**	**(768)**	**(1,359)**
Fair value gains (losses), net	211	123	842	52	447	88	(236)
Fee and other income	86	84	115	66	68	2	18
Investment gains (losses), net	(8)	0	(10)	12	(62)	(8)	54
Non-interest income	**289**	**207**	**947**	**130**	**453**	**82**	**(164)**
Non-interest expense:							
Salaries and employee benefits	(492)	(611)	(497)	(500)	(496)	119	4
Professional services, technology, and occupancy	(355)	(381)	(450)	(384)	(403)	26	48
Legislative assesments	(939)	(931)	(949)	(948)	(939)	(8)	0
Credit enhancement expense	(400)	(479)	(406)	(411)	(405)	79	5
Other expense, net	(158)	(198)	(327)	(136)	(174)	40	16
Non-interest expense	**(2,344)**	**(2,600)**	**(2,629)**	**(2,379)**	**(2,417)**	**256**	**73**
Income before federal income taxes	4,154	4,584	5,179	5,053	5,604	(430)	(1,450)
Provision for federal income taxes	(837)	(923)	(1,049)	(1,009)	(1,120)	86	283
Net income	**3,317**	**3,661**	**4,130**	**4,044**	**4,484**	**(344)**	**(1,167)**
Other comprehensive income (loss)	7	(6)	(3)	3	(7)	13	14
Total comprehensive income	**$3,324**	**$3,655**	**$4,127**	**$4,047**	**$4,477**	**$(331)**	**$(1,153)**
Net income	3,317	3,661	4,130	4,044	4,484	(344)	(1,167)
Dividends distributed or amounts attributable to senior preferred stock	(3,324)	(3,655)	(4,127)	(4,047)	(4,477)	331	1,153
Net income (loss) attributable to common stockholders	**$(7)**	**$6**	**$3**	**$(3)**	**$7**	**$(13)**	**$(14)**
EARNINGS PER SHARE DATA							
Net income:							
Basic	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Diluted	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Average shares:							
Basic	5,867	5,867	5,867	5,867	5,867	0	0
Diluted	5,867	5,893	5,893	5,867	5,893	(26)	(26)

See Notes to Condensed Consolidated Financial Statements in the Second Quarter 2025 Form 10-Q

(a) Includes interest income from cash and cash equivalents.

© 2025 Fannie Mae

2

FANNIE MAE
CONDENSED CONSOLIDATED BALANCE SHEETS
($ in millions)

	QUARTERLY DATA						
						Q2 2025 Variance vs.	
	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q1 2025	Q2 2024
ASSETS							
Cash and cash equivalents	$38,229	$39,352	$38,853	$38,146	$41,911	$(1,123)	$(3,682)
Restricted cash and cash equivalents	40,323	38,445	39,958	38,626	36,402	1,878	3,921
Securities purchased under agreements to resell	23,753	31,769	15,975	18,065	27,650	(8,016)	(3,897)
Investments in securities, at fair value	77,430	79,347	79,197	61,790	49,899	(1,917)	27,531
Mortgage loans:							
Loans held for sale, at lower of cost or fair value	393	775	373	1,278	646	(382)	(253)
Loans held for investment, at amortized cost							
Of Fannie Mae	51,905	47,425	50,053	51,455	49,196	4,480	2,709
Of consolidated trusts	4,076,080	4,086,508	4,095,287	4,093,581	4,087,398	(10,428)	(11,318)
Total loans held for investment	**4,127,985**	**4,133,933**	**4,145,340**	**4,145,036**	**4,136,594**	**(5,948)**	**(8,609)**
Allowance for loan losses	(8,247)	(7,532)	(7,707)	(7,656)	(8,026)	(715)	(221)
Total loans held for investment, net of allowance	**4,119,738**	**4,126,401**	**4,137,633**	**4,137,380**	**4,128,568**	**(6,663)**	**(8,830)**
Total mortgage loans	**4,120,131**	**4,127,176**	**4,138,006**	**4,138,658**	**4,129,214**	**(7,045)**	**(9,083)**
Advances to lenders	2,211	1,848	1,825	2,595	1,856	363	355
Deferred tax assets, net	10,127	10,453	10,545	10,968	11,036	(326)	(909)
Accrued interest receivable	11,678	11,592	11,364	11,277	11,156	86	522
Other assets	14,345	13,727	14,008	14,431	14,769	618	(424)
Total assets	**$4,338,227**	**$4,353,709**	**$4,349,731**	**$4,334,556**	**$4,323,893**	**$(15,482)**	**$14,334**
LIABILITIES							
Accrued interest payable	$11,841	$11,902	$11,585	$11,451	$11,176	$(61)	$665
Debt							
Of Fannie Mae	128,316	136,818	139,422	121,715	118,543	(8,502)	9,773
Of consolidated trusts	4,082,196	4,091,840	4,088,675	4,096,063	4,094,421	(9,644)	(12,225)
Other liabilities	14,238	14,837	15,392	14,797	13,270	(599)	968
Total liabilities	**$4,236,591**	**$4,255,397**	**$4,255,074**	**$4,244,026**	**$4,237,410**	**$(18,806)**	**$(819)**
FANNIE MAE STOCKHOLDERS' EQUITY							
Senior preferred stock	120,836	120,836	120,836	120,836	120,836	0	0
Preferred stock, 700,000,000 shares are authorized—555,374,922 shares issued and outstanding	19,130	19,130	19,130	19,130	19,130	0	0
Common stock, no par value, no maximum authorization—1,308,762,703 shares issued and 1,158,087,567 shares outstanding	687	687	687	687	687	0	0
Accumulated deficit	(31,647)	(34,964)	(38,625)	(42,755)	(46,799)	3,317	15,152
Accumulated other comprehensive income	30	23	29	32	29	7	1
Treasury stock, at cost, 150,675,136 shares	(7,400)	(7,400)	(7,400)	(7,400)	(7,400)	0	0
Total stockholders' equity	**101,636**	**98,312**	**94,657**	**90,530**	**86,483**	**3,324**	**15,153**
Total liabilities and stockholders' equity	**$4,338,227**	**$4,353,709**	**$4,349,731**	**$4,334,556**	**$4,323,893**	**$(15,482)**	**$14,334**

See Notes to Condensed Consolidated Financial Statements in the Second Quarter 2025 Form 10-Q

© 2025 Fannie Mae

3

FANNIE MAE
AVERAGE BALANCE OF ASSETS & LIABILITIES AND ANNUALIZED YIELDS
($ in millions, except rates)

	QUARTERLY DATA									
	AVERAGE BALANCES					INTEREST INCOME / (EXPENSE)				
	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q2 2024
INTEREST-EARNING ASSETS										
Cash and cash equivalents[a]	$49,997	$49,537	$49,264	$47,241	$46,802	$553	$540	$589	$643	$633
Securities purchased under agreements to resell	44,943	41,306	32,870	41,706	50,898	499	457	404	572	693
Investments in securities[b]	81,558	81,509	72,239	57,212	51,974	617	587	498	350	282
Mortgage loans:										
Mortgage loans of Fannie Mae	51,709	49,919	53,005	52,105	50,041	542	499	577	576	568
Mortgage loans of consolidated trusts	4,079,998	4,094,365	4,093,501	4,092,789	4,086,295	37,151	36,900	36,352	35,814	35,049
Total mortgage loans[c]	**4,131,707**	**4,144,284**	**4,146,506**	**4,144,894**	**4,136,336**	**37,693**	**37,399**	**36,929**	**36,390**	**35,617**
Advances to lenders	3,420	2,376	4,042	3,325	2,962	49	33	61	57	50
Total interest-earning assets	**$4,311,625**	**$4,319,012**	**$4,304,921**	**$4,294,378**	**$4,288,972**	**$39,411**	**$39,016**	**$38,481**	**$38,012**	**$37,275**
INTEREST-BEARING LIABILITIES										
Short-term funding debt	$9,735	$9,837	$11,274	$10,445	$9,996	$(103)	$(105)	$(133)	$(137)	$(130)
Long-term funding debt	120,926	123,314	115,487	104,952	101,671	(1,241)	(1,238)	(1,155)	(1,014)	(921)
CAS debt	1,853	2,018	2,101	2,197	2,431	(50)	(54)	(60)	(64)	(69)
Total debt of Fannie Mae	**132,514**	**135,169**	**128,862**	**117,594**	**114,098**	**(1,394)**	**(1,397)**	**(1,348)**	**(1,215)**	**(1,120)**
Debt securities of consolidated trusts held by third parties	4,068,546	4,080,854	4,075,734	4,081,619	4,083,048	(30,862)	(30,618)	(29,951)	(29,522)	(28,887)
Total interest-bearing liabilities	**$4,201,060**	**$4,216,023**	**$4,204,596**	**$4,199,213**	**$4,197,146**	**$(32,256)**	**$(32,015)**	**$(31,299)**	**$(30,737)**	**$(30,007)**
Net interest income						**$7,155**	**$7,001**	**$7,182**	**$7,275**	**$7,268**

AVERAGE RATES EARNED / PAID	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q2 2024
INTEREST-EARNING ASSETS					
Cash and cash equivalents[a]	4.42 %	4.36 %	4.78 %	5.44 %	5.41 %
Securities purchased under agreements to resell	4.44 %	4.43 %	4.92 %	5.49 %	5.45 %
Investments in securities[b]	3.03 %	2.88 %	2.76 %	2.45 %	2.17 %
Mortgage loans:					
Mortgage loans of Fannie Mae	4.19 %	4.00 %	4.35 %	4.42 %	4.54 %
Mortgage loans of consolidated trusts	3.64 %	3.60 %	3.55 %	3.50 %	3.43 %
Total mortgage loans[c]	**3.65 %**	**3.61 %**	**3.56 %**	**3.51 %**	**3.44 %**
Advances to lenders	5.73 %	5.56 %	6.04 %	6.86 %	6.75 %
Total interest-earning assets	**3.66 %**	**3.61 %**	**3.58 %**	**3.54 %**	**3.48 %**
INTEREST-BEARING LIABILITIES					
Short-term funding debt	4.23 %	4.27 %	4.72 %	5.25 %	5.20 %
Long-term funding debt	4.10 %	4.02 %	4.00 %	3.86 %	3.62 %
CAS debt	10.79 %	10.70 %	11.42 %	11.65 %	11.35 %
Total debt of Fannie Mae	**4.21 %**	**4.13 %**	**4.18 %**	**4.13 %**	**3.93 %**
Debt securities of consolidated trusts held by third parties	3.03 %	3.00 %	2.94 %	2.89 %	2.83 %
Total interest-bearing liabilities	**3.07 %**	**3.04 %**	**2.98 %**	**2.93 %**	**2.86 %**
Net interest yield / Net interest margin	**0.66 %**	**0.65 %**	**0.67 %**	**0.68 %**	**0.68 %**

(a) Cash equivalents are composed of overnight reverse repurchase agreements and U.S. Treasuries, if any, that have a maturity at the date of acquisition of three months or less.

(b) Consists of U.S. Treasuries not classified as cash equivalents and mortgage-related securities.

(c) Average balance includes mortgage loans on nonaccrual status. Interest income includes loan fees, which primarily consist of yield maintenance revenue we recognized on the prepayment of multifamily mortgage loans and the amortization of upfront cash fees exchanged when we acquire the mortgage loan.

© 2025 Fannie Mae

4

FANNIE MAE
CREDIT-RELATED INFORMATION
($ in millions, except ratio data)

Fannie Mae

	QUARTERLY DATA						
						Q2 2025 Variance vs.	
	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q1 2025	Q2 2024
ALLOWANCE FOR LOAN LOSSES							
Single-family allowance for loan losses:							
Beginning balance	$(5,178)	$(5,319)	$(5,086)	$(5,703)	$(6,275)	$141	$1,097
(Provision) benefit for loan losses	(707)	(16)	(390)	409	530	(691)	(1,237)
Write-offs	161	189	230	231	141	(28)	20
Recoveries	(53)	(32)	(73)	(23)	(99)	(21)	46
Ending balance	**$(5,777)**	**$(5,178)**	**$(5,319)**	**$(5,086)**	**$(5,703)**	**$(599)**	**$(74)**
Multifamily allowance for loan losses:							
Beginning balance	$(2,354)	$(2,388)	$(2,570)	$(2,323)	$(2,104)	$34	$(250)
(Provision) benefit for loan losses	(205)	1	77	(423)	(245)	(206)	40
Write-offs	122	61	110	224	38	61	84
Recoveries	(33)	(28)	(5)	(48)	(12)	(5)	(21)
Ending balance	**$(2,470)**	**$(2,354)**	**$(2,388)**	**$(2,570)**	**$(2,323)**	**$(116)**	**$(147)**
Total allowance for loan losses:							
Beginning balance	$(7,532)	$(7,707)	$(7,656)	$(8,026)	$(8,379)	$175	$847
(Provision) benefit for loan losses	(912)	(15)	(313)	(14)	285	(897)	(1,197)
Write-offs	283	250	340	455	179	33	104
Recoveries	(86)	(60)	(78)	(71)	(111)	(26)	25
Ending balance	**$(8,247)**	**$(7,532)**	**$(7,707)**	**$(7,656)**	**$(8,026)**	**$(715)**	**$(221)**
ALLOWANCE FOR CREDIT LOSSES / GUARANTY BOOK[(a)]							
Single-Family	0.16 %	0.14 %	0.15 %	0.14 %	0.16 %		
Multifamily	0.49 %	0.47 %	0.48 %	0.53 %	0.49 %		
Total guaranty book	0.20 %	0.18 %	0.19 %	0.19 %	0.20 %		
NET CHARGE-OFF RATIOS[(b)]							
Single-Family	0.01 %	0.02 %	0.02 %	0.02 %	0.01 %		
Multifamily	0.07 %	0.03 %	0.09 %	0.15 %	0.02 %		
Total guaranty book	0.02 %	0.02 %	0.03 %	0.04 %	0.01 %		
NONPERFORMING LOANS[(c)]							
Single-Family	0.82 %	0.84 %	0.88 %	0.79 %	0.73 %		
Multifamily	0.61 %	0.63 %	0.57 %	0.56 %	0.44 %		
Total guaranty book	0.79 %	0.81 %	0.84 %	0.76 %	0.70 %		

(a) The company's single-family, multifamily or total allowance for credit losses as a percentage of the company's single-family conventional, multifamily or total guaranty books of business. Multifamily allowance for credit losses excludes the expected benefit of freestanding credit enhancements on multifamily loans, which are recorded in "Other assets" in the company's consolidated balance sheets. For additional information, refer to "MD&A—Consolidated Credit Ratios and Select Credit Information" in the company's applicable Form 10-Q and Form 10-K filings.

(b) The net charge-off rate, which consists of allowance for loan losses, allowance for accrued interest receivable and reserve for guaranty losses, is based on annualized write-offs, net of recoveries, for single-family, multifamily, or total, where write-offs are when a loan is determined to be uncollectible or upon the redesignation of single-family mortgage loans from held for investment to held for sale, as a percentage of the average aggregate unpaid principal balance of the single-family conventional, multifamily, or total guaranty books of business during the period. For additional information, refer to "MD&A—Consolidated Credit Ratios and Select Credit Information" in the company's applicable Form 10-Q and Form 10-K filings.

(c) The nonperforming loan rate is based on the aggregate unpaid principal balance of single-family conventional, multifamily, or total loans delinquent 60 days or more as a percentage of the company's single-family conventional, multifamily or total guaranty books of business.

© 2025 Fannie Mae

5

Q2 2025 Q1 2025 Q4 2024 Q3 2024 Q2 2024 Q1 2025 Q2 2024 $(11) $(15) $(18) $(23) $(26) $4 $15 (48) (52) (56) (60) (65) 4 17 (29) (33) (37) (41) (45) 4 16 (29) (33) (37) (41) (45) 4 16 1,312 1,333 1,364 1,331 1,275 (21) 37 (0.8)% (1.1)% (1.3)% (1.7)% (2.0)% 0.3% 1.2% (3.7)% (3.9)% (4.1)% (4.5)% (5.1)% 0.2% 1.4% (2.2)% (2.5)% (2.7)% (3.1)% (3.5)% 0.3% 1.3% (2.2)% (2.5)% (2.7)% (3.1)% (3.5)% 0.3% 1.3% $(19) $(23) $(26) $(30) $(34) $4 $15 (29) (33) (37) (41) (45) 4 16 4,446 4,462 4,460 4,446 4,439 (16) 7 (0.4)% (0.5)% (0.6)% (0.7)% (0.8)% 0.1% 0.4% (0.7)% (0.7)% (0.8)% (0.9)% (1.0)% 0.0% 0.3% $(52,107) $(55,854) $(60,404) $(64,519) $(69,485) $3,747 $17,378 3,317 3,661 4,130 4,044 4,484 (344) (1,167) 7 (6) (3) 3 (7) 13 14 (326) (92) (423) (68) (489) (234) 163 3,650 3,747 4,550 4,115 4,966 (97) (1,316) $(48,457) $(52,107) $(55,854) $(60,404) $(64,519) $3,650 $16,062 (a) (b) FANNIE MAE REGULATORY CAPITAL ($ in billions, except ratio data) Risk-based capital metrics AVAILABLE CAPITAL (DEFICIT)(a) QUARTERLY DATA Q2 2025 Variance vs. Total capital (statutory) CET1 capital Standardized Tier 1 capital Adjusted total capital Risk-weighted assets Total capital (statutory) ratio CET1 capital ratio Tier 1 capital ratio Adjusted total capital ratio Leverage-based capital metrics Core capital (statutory) Tier 1 capital Adjusted total assets Core capital (statutory) ratio Tier 1 capital ratio Memo: CET1 CAPITAL ROLLFORWARD ($ in millions) Standardized CET1 capital beginning balance Represents changes in deferred tax assets arising from temporary differences that exceed 10% of common equity tier 1 capital and other regulatory adjustments. Standardized CET1 capital, ending balance © 2025 Fannie Mae Net income Changes in accumulated other comprehensive income (loss), net of taxes Less: Changes in deferred tax assets(b) Changes in standardized CET1 capital Negative capital amounts and ratios indiciate capital deficits. 6

Q2 2025 Q1 2025 Q4 2024 Q3 2024 Q2 2024 Q1 2025 Q2 2024 $5,992 $5,866 $6,029 $6,131 $6,096 $126 $(104) 69 65 91 48 51 4 18 6,061 5,931 6,120 6,179 6,147 130 (86) (737) (24) (396) 451 548 (713) (1,285) 197 82 815 (8) 454 115 (257) (8) 2 (5) 9 (70) (10) 62 (687) (812) (776) (732) (750) 125 63 (918) (920) (934) (936) (929) 2 11 (318) (407) (327) (336) (333) 89 15 (143) (174) (172) (223) (229) 31 86 (2,066) (2,313) (2,209) (2,227) (2,241) 247 175 3,447 3,678 4,325 4,404 4,838 (231) (1,391) (711) (760) (871) (890) (983) 49 272 $2,736 $2,918 $3,454 $3,514 $3,855 $(182) $(1,119) $3,597 $3,610 $3,622 $3,626 $3,625 48.3 48.1 47.9 47.7 47.6 $874 $862 $850 $875 $870 458 421 419 425 432 30 31 45 46 47 39% 37% 36% 37% 37% 0.53% 0.56% 0.56% 0.52% 0.48% 5 5 6 6 7 $2.7 $3.6 $2.7 $2.3 $2.8 3.5 2.7 2.3 2.4 2.5 0.3 0.2 0.2 0.2 0.2 $6.5 $6.5 $5.2 $4.9 $5.5 25.8 27.0 22.2 21.0 22.8 (a) (b) (c) (d) (e) (f) (g) (h) FANNIE MAE SEGMENT RESULTS - SINGLE-FAMILY SELECTED FINANCIAL DATA SELECTED SINGLE-FAMILY INCOME STATEMENT DATA ($ in millions) Net interest income Q2 2025 Variance vs. QUARTERLY DATA Fee and other income Net revenues (Provision) benefit for credit losses Fair value gains (losses), net Investment gains (losses), net Non-interest expense Administrative expenses Provision for federal income taxes Net income SELECTED SINGLE-FAMILY HIGHLIGHTS Average Conventional Guaranty Book of Business ($ in billions)(a) Legislative expenses Credit enhancement expense Other expense, net Total non-interest expense Income before federal income taxes Average Charged Guaranty Fee on Conventional Book of Business, net of TCCA fees (bps)(b) SINGLE-FAMILY CREDIT RISK TRANSFER ($ in billions) UPB outstanding of single-family loans in a Connecticut Avenue Securities transaction(c) UPB outstanding of single-family loans in a CIRT transaction(d) UPB outstanding of single-family loans in other CRT transactions Percentage of single-family conventional guaranty book of business covered by a CRT transaction(e) Represents, on an annualized basis, the average of the base guaranty fees charged weighted by unpaid principal balance during the period for the company's single-family conventional guaranty arrangements plus the recognition of any upfront cash payments relating to these guaranty arrangements based on an estimated average life at the time of acquisition (in basis points). Excludes the impact of TCCA. Single-family conventional loan population consists of: (a) single-family conventional mortgage loans of Fannie Mae and (b) single-family conventional mortgage loans underlying Fannie Mae MBS other than loans underlying Freddie Mac securities that Fannie Mae has resecuritized. It excludes non-Fannie Mae single-family mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty. Conventional refers to mortgage loans and mortgage-related securities that are not guaranteed or insured, in whole or in part, by the U.S. government or one of its agencies. SINGLE-FAMILY PROBLEM LOAN STATISTICS Serious delinquency rate(f) REO Ending Inventory (in thousands) Single-Family Loan Workouts ($ in billions)(g) Payment Deferrals Modifications Other(h) Total Loan Workouts Number of Loan Workouts (in thousands) © 2025 Fannie Mae Outstanding unpaid principal balance represents the underlying loan balance, which is different from the reference pool balance for CAS and some lender risk-sharing transactions. Includes mortgage pool insurance transactions. Single-family serious delinquency (“SDQ”) rate refers to single-family loans that are 90 days or more past due or in the foreclosure process, expressed as a percentage of the company’s single-family conventional guaranty book of business, based on loan count. Based on the unpaid principal balance of the single-family conventional guaranty book of business as of period end. Includes repayment plans and foreclosure alternatives. Repayment plans reflect only those plans associated with loans that were 60 days or more delinquent. This does not include loans in an active forbearance arrangement, trial modifications, and repayment plans that have been initiated but not completed. 7

FANNIE MAE
SEGMENT RESULTS - SINGLE-FAMILY CONVENTIONAL LOAN ACQUISITIONS
($ in billions)

	QUARTERLY DATA					Q2 2025 Variance vs.	
SELECTED SINGLE-FAMILY CONVENTIONAL LOAN ACQUISITION DATA[a]	**Q2 2025**	**Q1 2025**	**Q4 2024**	**Q3 2024**	**Q2 2024**	**Q1 2025**	**Q2 2024**
Conventional Loan Acquisition by Purpose							
Purchase	$64	$50	$62	$80	$75	$14	$(11)
Refinance	20	14	23	13	11	6	9
Total Conventional Loan Acquisitions	**$84**	**$64**	**$85**	**$93**	**$86**	**$20**	**$(2)**
Conventional Loan Credit Characteristics (by acquisition period)							
Weighted Average Origination Loan-to-Value ("LTV") Ratio	77 %	77 %	76 %	77 %	78 %		
Origination LTV Ratio >95%	6 %	6 %	6 %	7 %	7 %		
Weighted-Average FICO Credit Score[b]	757	757	758	759	759		
FICO Credit Score <680[b]	7 %	6 %	5 %	5 %	5 %		
Debt-to-Income ("DTI") Ratio >43%[c]	37 %	38 %	35 %	37 %	37 %		
Fixed-rate	98 %	99 %	100 %	99 %	99 %		
Primary Residence	94 %	94 %	94 %	93 %	93 %		
HomeReady[d]	6 %	6 %	6 %	7 %	7 %		

ACQUISITION BY LOAN PURPOSE	**Q2 2025**	**Q1 2025**	**Q4 2024**	**Q3 2024**	**Q2 2024**
Purchase	76 %	78 %	74 %	86 %	87 %
Cash-out refinance	12 %	12 %	10 %	8 %	9 %
Other refinance	12 %	10 %	16 %	6 %	4 %

(a) Single-family conventional loan population consists of: (a) single-family conventional mortgage loans of Fannie Mae and (b) single-family conventional mortgage loans underlying Fannie Mae MBS other than loans underlying Freddie Mac securities that Fannie Mae has resecuritized. It excludes non-Fannie Mae single-family mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty. Conventional refers to mortgage loans and mortgage-related securities that are not guaranteed or insured, in whole or in part, by the U.S. government or one of its agencies.

(b) FICO credit score is as of loan origination, as reported by the seller of the mortgage loan.

(c) Excludes loans for which this information is not readily available. From time to time, the company revises its guidelines for determining a borrower's DTI ratio. The amount of income reported by a borrower and used to qualify for a mortgage may not represent the borrower's total income; therefore, the DTI ratios reported may be higher than borrowers' actual DTI ratios.

(d) Refers to HomeReady® mortgage loans, a low down payment mortgage product offered by the company that is designed for creditworthy low-income borrowers. HomeReady allows up to 97% loan-to-value ratio financing for home purchases. The company offers additional low down payment mortgage products that are not HomeReady loans; therefore, this category is not representative of all high LTV ratio single-family loans acquired or in the single-family conventional guaranty book of business for the periods shown. See the "OLTV Ratio > 95%" category for information on the single-family loans acquired or in the single-family conventional guaranty book of business with original LTV ratios greater than 95%.

© 2025 Fannie Mae

8

FANNIE MAE
SEGMENT RESULTS - SINGLE-FAMILY CONVENTIONAL GUARANTY BOOK OF BUSINESS

SELECTED CREDIT CHARACTERISTICS OF SINGLE-FAMILY CONVENTIONAL GUARANTY BOOK OF BUSINESS[(a)(b)]	BY ORIGINATION YEAR							
	2025	2024	2023	2022	2020 - 2021	2019 -2009	2008 & Earlier	Overall Book
Total UPB ($ in billions)	$118.9	$298.0	$248.4	$436.3	$1,730.6	$707.2	$52.1	$3,591.5
Average UPB	$329,667	$320,169	$302,997	$280,972	$240,088	$127,694	$73,083	$209,744
Share of SF Conventional Guaranty Book	3 %	8 %	7 %	12 %	48 %	20 %	2 %	100 %
Share of Loans with Credit Enhancement[(c)]	38 %	65 %	78 %	65 %	42 %	36 %	8 %	47 %
Serious Delinquency Rate (by loan count)[(d)]	0.01 %	0.26 %	0.60 %	0.88 %	0.36 %	0.59 %	1.63 %	0.53 %
Share of Seriously Delinquent Loan Population[(e)]	0 %	3 %	5 %	15 %	28 %	36 %	13 %	100 %
Weighted-Average OLTV Ratio	77 %	78 %	79 %	76 %	70 %	75 %	75 %	74 %
OLTV Ratio >95%	6 %	7 %	7 %	6 %	3 %	8 %	9 %	5 %
Weighted-Average Mark-to-Market LTV Ratio[(f)]	76 %	73 %	70 %	63 %	46 %	31 %	27 %	50 %
Weighted-Average FICO Credit Score[(g)]	756	757	755	747	758	746	695	753
FICO Credit Score <680[(g)]	7 %	5 %	5 %	9 %	5 %	11 %	39 %	7 %
Weighted-Average Borrower Interest Rate	6.7 %	6.6 %	6.6 %	4.7 %	3.0 %	4.1 %	5.6 %	4.1 %

Single-Family Conventional Guaranty Book of Business Credit Characteristics	Q2 2025	2024	2023	2022	2021
Single-Family Weighted-Average Mark-to-Market Loan-to-Value Ratio	50 %	50 %	51 %	52 %	54 %
Weighted-Average FICO Credit Score	753	753	753	752	753

(a) Single-family conventional loan population consists of: (a) single-family conventional mortgage loans of Fannie Mae and (b) single-family conventional mortgage loans underlying Fannie Mae MBS other than loans underlying Freddie Mac securities that Fannie Mae has resecuritized. It excludes non-Fannie Mae single-family mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty. Conventional refers to mortgage loans and mortgage-related securities that are not guaranteed or insured, in whole or in part, by the U.S. government or one of its agencies.

(b) Calculated based on the aggregate unpaid principal balance of single-family loans for each category divided by the aggregate unpaid principal balance of loans in the single-family conventional guaranty book of business. Loans with multiple product features are included in all applicable categories.

(c) Percentage of loans in the single-family conventional guaranty book of business, measured by unpaid principal balance, included in an agreement used to reduce credit risk by requiring collateral, letters of credit, mortgage insurance, corporate guarantees, inclusion in a credit risk transfer transaction reference pool, or other agreement that provides for Fannie Mae's compensation to some degree in the event of a financial loss relating to the loan.

(d) Single-family serious delinquency ("SDQ") rate refers to single-family loans that are 90 days or more past due or in the foreclosure process, expressed as a percentage of the company's single-family conventional guaranty book of business, based on loan count. Single-family SDQ rate for loans in a particular category refers to SDQ loans in the applicable category, divided by the number of loans in the single-family conventional guaranty book of business in that category.

(e) Calculated based on the number of single-family loans that were seriously delinquent for each category divided by the total number of single-family conventional loans that were seriously delinquent.

(f) The average estimated mark-to-market LTV ratio is based on the unpaid principal balance of the loan divided by the estimated current value of the property at period end, which the company calculates using an internal valuation model that estimates periodic changes in home value. Excludes loans for which this information is not readily available.

(g) FICO credit score is as of loan origination, as reported by the seller of the mortgage loan.

© 2025 Fannie Mae

9

FANNIE MAE
SEGMENT RESULTS - SINGLE-FAMILY CONVENTIONAL GUARANTY BOOK OF BUSINESS
Fannie Mae

SELECTED CREDIT CHARACTERISTICS OF SINGLE-FAMILY CONVENTIONAL GUARANTY BOOK OF BUSINESS[a]	BY LOAN FEATURE OLTV Ratio > 95%	Home Ready[g]	FICO Credit Score < 680[f]	DTI Ratio > 43%[h]
Total UPB ($ in billions)	$184.5	$130.9	$262.8	$957.4
Average UPB	$184,075	$183,624	$161,714	$237,958
Share of SF Conventional Guaranty Book	5 %	4 %	7 %	27 %
Share of Loans with Credit Enhancement[b]	85 %	79 %	41 %	54 %
Serious Delinquency Rate (by loan count)[c]	1.16 %	0.97 %	1.92 %	0.82 %
Share of Seriously Delinquent Loan Population[d]	13 %	8 %	34 %	36 %
Weighted-Average OLTV Ratio	100 %	87 %	74 %	76 %
OLTV Ratio >95%	100 %	32 %	6 %	6 %
Weighted-Average Mark-to-Market LTV Ratio[e]	67 %	64 %	47 %	54 %
Weighted-Average FICO Credit Score[f]	740	745	653	744
FICO Credit Score <680[f]	9 %	8 %	100 %	9 %
Weighted-Average Borrower Interest Rate	4.7 %	4.6 %	4.5 %	4.5 %

(a) Single-family conventional loan population consists of: (a) single-family conventional mortgage loans of Fannie Mae and (b) single-family conventional mortgage loans underlying Fannie Mae MBS other than loans underlying Freddie Mac securities that Fannie Mae has resecuritized. It excludes non-Fannie Mae single-family mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty. Conventional refers to mortgage loans and mortgage-related securities that are not guaranteed or insured, in whole or in part, by the U.S. government or one of its agencies.

(b) Percentage of loans in the single-family conventional guaranty book of business, measured by unpaid principal balance, included in an agreement used to reduce credit risk by requiring collateral, letters of credit, mortgage insurance, corporate guarantees, inclusion in a credit risk transfer transaction reference pool, or other agreement that provides for Fannie Mae's compensation to some degree in the event of a financial loss relating to the loan.

(c) Single-family serious delinquency ("SDQ") rate refers to single-family loans that are 90 days or more past due or in the foreclosure process, expressed as a percentage of the company's single-family conventional guaranty book of business, based on loan count. Single-family SDQ rate for loans in a particular category refers to SDQ loans in the applicable category, divided by the number of loans in the single-family conventional guaranty book of business in that category.

(d) Calculated based on the number of single-family loans that were seriously delinquent for each category divided by the total number of single-family conventional loans that were seriously delinquent.

(e) The average estimated mark-to-market LTV ratio is based on the unpaid principal balance of the loan divided by the estimated current value of the property at period end, which the company calculates using an internal valuation model that estimates periodic changes in home value. Excludes loans for which this information is not readily available.

(f) FICO credit score is as of loan origination, as reported by the seller of the mortgage loan.

(g) Refers to HomeReady® mortgage loans, a low down payment mortgage product offered by the company that is designed for creditworthy low-income borrowers. HomeReady allows up to 97% loan-to-value ratio financing for home purchases. The company offers additional low down payment mortgage products that are not HomeReady loans; therefore, this category is not representative of all high LTV ratio single-family loans acquired or in the single-family conventional guaranty book of business for the periods shown. See the "OLTV Ratio > 95%" category for information on the single-family loans acquired or in the single-family conventional guaranty book of business with original LTV ratios greater than 95%.

(h) Excludes loans for which this information is not readily available. From time to time, the company revises its guidelines for determining a borrower's DTI ratio. The amount of income reported by a borrower and used to qualify for a mortgage may not represent the borrower's total income; therefore, the DTI ratios reported may be higher than borrowers' actual DTI ratios.

© 2025 Fannie Mae

10

Origination Year Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Year 7 Year 8 Year 9 Year 10 Year 11 Year 12 Year 13 Year 14 Year 15 Year 16 Year 17 2009 0.01% 0.09% 0.26% 0.45% 0.59% 0.70% 0.78% 0.84% 0.88% 0.90% 0.92% 0.93% 0.94% 0.95% 0.95% 0.96% 0.96% 2010 0.01% 0.11% 0.26% 0.40% 0.50% 0.58% 0.64% 0.67% 0.70% 0.72% 0.73% 0.74% 0.74% 0.75% 0.76% 0.76% 2011 0.01% 0.09% 0.19% 0.27% 0.34% 0.40% 0.44% 0.46% 0.49% 0.50% 0.50% 0.51% 0.52% 0.52% 0.53% 2012 0.02% 0.11% 0.21% 0.31% 0.39% 0.44% 0.47% 0.50% 0.52% 0.53% 0.54% 0.55% 0.56% 0.56% 2013 0.02% 0.09% 0.21% 0.32% 0.40% 0.45% 0.51% 0.54% 0.55% 0.57% 0.59% 0.60% 0.61% 2014 0.01% 0.06% 0.15% 0.22% 0.28% 0.34% 0.37% 0.39% 0.42% 0.44% 0.45% 0.46% 2015 0.00% 0.03% 0.07% 0.10% 0.14% 0.17% 0.18% 0.20% 0.22% 0.23% 0.23% 2016 0.00% 0.02% 0.04% 0.07% 0.09% 0.10% 0.12% 0.14% 0.15% 0.15% 2017 0.00% 0.01% 0.05% 0.07% 0.09% 0.12% 0.15% 0.17% 0.17% 2018 0.00% 0.02% 0.04% 0.06% 0.09% 0.12% 0.15% 0.16% 2019 0.00% 0.00% 0.01% 0.02% 0.04% 0.06% 0.07% 2020 0.00% 0.00% 0.00% 0.01% 0.02% 0.03% 2021 0.00% 0.00% 0.01% 0.03% 0.04% 2022 0.00% 0.01% 0.05% 0.09% 2023 0.00% 0.01% 0.03% 2024 0.00% 0.00% 2025 0.00 % Origination Year 2009 2010 2011 2012 2013 2014 2015 (a) FANNIE MAE SEGMENT RESULTS - SINGLE-FAMILY CUMULATIVE DEFAULT RATES BY ORIGINATION YEAR(a) 0.4% 0.6% © 2025 Fannie Mae 0.7% 2.4 % Percentage of outstanding UPB as of Q2 2025 CUMULATIVE DEFAULT RATES BY ORGINATION YEAR Defaults include loan foreclosures, short sales, sales to third parties at the time of foreclosure and deeds-in-lieu of foreclosure. Cumulative Default Rate is the total number of single-family conventional loans in the guaranty book of business originated in the identified year that have defaulted, divided by the total number of single-family conventional loans in the guaranty book of business originated in the identified year. Data as of June 30, 2025 is not necessarily indicative of the ultimate performance of the loans and performance may change, perhaps materially, in future periods. Loans originated prior to 2009 are excluded as they represent only 1% of the single-family conventional guaranty book of business as of June 30, 2025. 2.2% 1.0% 1.8% 11

FANNIE MAE
SEGMENT RESULTS - MULTIFAMILY SELECTED FINANCIAL DATA

	QUARTERLY DATA						
						Q2 2025 Variance vs.	
SELECTED MULTIFAMILY INCOME STATEMENT DATA ($ in millions)	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q1 2025	Q2 2024
Net interest income	$1,163	$1,135	$1,153	$1,144	$1,172	$28	$(9)
Fee and other income	17	19	24	18	17	(2)	0
Net revenues	**1,180**	**1,154**	**1,177**	**1,162**	**1,189**	**26**	**(9)**
(Provision) benefit for credit losses	(209)	0	75	(424)	(248)	(209)	39
Fair value gains (losses), net	14	41	27	60	(7)	(27)	21
Investment gains (losses), net	0	(2)	(5)	3	8	2	(8)
Non-interest expense							
Administrative expenses	(160)	(180)	(171)	(152)	(149)	20	(11)
Legislative assessments	(21)	(11)	(15)	(12)	(10)	(10)	(11)
Credit enhancement expense	(82)	(72)	(79)	(75)	(72)	(10)	(10)
Other income (expense), net	(15)	(24)	(155)	87	55	9	(70)
Total non-interest expense	**(278)**	**(287)**	**(420)**	**(152)**	**(176)**	**9**	**(102)**
Income before federal income taxes	**707**	**906**	**854**	**649**	**766**	**(199)**	**(59)**
Provision for federal income taxes	(126)	(163)	(178)	(119)	(137)	37	11
Net income	**$581**	**$743**	**$676**	**$530**	**$629**	**$(162)**	**$(48)**
SELECTED MULTIFAMILY GUARANTY BOOK OF BUSINESS DATA ($ in billions)							
New business volume	$17.4	$11.8	$22.5	$13.2	$9.3	$5.6	$8.1
UPB outstanding of guaranty book of business[(a)]	510.8	504.5	499.7	485.6	480.1	6.3	30.7
Average charged guaranty fee (in bps) at period end	73.3	74.1	74.4	75.1	75.5	(0.8)	(2.2)
MULTIFAMILY CREDIT RISK TRANSFER ($ in millions)							
UPB outstanding of multifamily loans in a multifamily CIRT transaction	$109,381	$111,249	$101,181	$102,961	$99,190	$(1,868)	$10,191
UPB outstanding of multifamily loans in a multifamily Connecticut Avenue Securities transaction	69,114	55,894	56,142	56,683	48,198	13,220	20,916
Percentage of multifamily guaranty book in a multifamily CRT transaction	35 %	33 %	31 %	33 %	31 %	2 %	4 %
MULTIFAMILY PROBLEM LOAN STATISTICS							
Serious delinquency rate[(b)]	0.61 %	0.63 %	0.57 %	0.56 %	0.44 %		
Percent criticized[(c)]	6 %	6 %	7 %	7 %	7 %		
REO ending inventory	176	148	139	128	96		

(a) The multifamily guaranty book of business consists of: (a) multifamily mortgage loans of Fannie Mae; (b) multifamily mortgage loans underlying Fannie Mae MBS; and (c) other credit enhancements that the company provided on multifamily mortgage assets. It excludes non-Fannie Mae multifamily mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty.

(b) Multifamily serious delinquency rate refers to multifamily loans that are 60 days or more past due, expressed as a percentage of the company's multifamily guaranty book of business, based on unpaid principal balance.

(c) Criticized loans represent loans classified as "Special Mention," "Substandard" or "Doubtful." Loans classified as "Special Mention" refers to loans that are otherwise performing but have potential weaknesses that, if left uncorrected, may result in deterioration in the borrower's ability to repay in full. Loans classified as "Substandard" have a well-defined weakness that jeopardizes the timely full repayment. "Doubtful" refers to a loan with a weakness that makes collection or liquidation in full highly questionable and improbable based on existing conditions and values.

© 2025 Fannie Mae

12

FANNIE MAE
SEGMENT RESULTS - MULTIFAMILY LOAN ACQUISITIONS

SELECTED MULTIFAMILY LOAN ACQUISITION DATA[(a)]	1H2025	BY ACQUISITION PERIOD 2024	2023	2022	2021
Total UPB ($ in billions)	$29.2	$55.1	$52.9	$69.2	$69.5
Weighted-Average OLTV Ratio	62 %	62 %	59 %	59 %	65 %
Loan Count	1,470	2,602	2,812	3,572	4,203
% Lender Recourse[(b)]	99 %	99 %	100 %	100 %	100 %
% DUS[(c)]	99 %	99 %	99 %	99 %	99 %
% Full Interest-Only	61 %	61 %	63 %	53 %	40 %
Weighted-Average OLTV Ratio on Full Interest-Only Acquisitions	59 %	59 %	57 %	56 %	59 %
Weighted-Average OLTV Ratio on Non-Full Interest-Only Acquisitions	66 %	66 %	63 %	63 %	68 %
% Partial Interest-Only[(d)]	30 %	31 %	32 %	39 %	50 %
Original Loan-to-Value Ratio less than or equal to 70%	88 %	89 %	93 %	86 %	72 %
Original Loan-to-Value Ratio greater than 70% and less than or equal to 80%	12 %	11 %	6 %	14 %	27 %
Original Loan-to-Value Ratio greater than 80%	0 %	1 %	1 %	0 %	1 %
ACQUISITION BY NOTE TYPE					
Fixed	99 %	100 %	99 %	78 %	89 %
Variable-rate	1 %	0 %	1 %	22 %	11 %

TOP 10 METROPOLITAN STATISTICAL AREAS BY 1H2025 ACQUISITION UPB ($ in billions)	1H2025
New York	$2.12
Los Angeles	1.21
Chicago	1.20
Washington DC	1.16
Dallas	1.12
Boston	1.01
Seattle	1.00
Philadelphia	0.76
Denver	0.66
Phoenix	0.62
Total Top 10 UPB	**$10.86**
Share of Acquisitions	37.2 %

(a) The multifamily guaranty book of business consists of: (a) multifamily mortgage loans of Fannie Mae; (b) multifamily mortgage loans underlying Fannie Mae MBS; and (c) other credit enhancements that the company provided on multifamily mortgage assets. It excludes non-Fannie Mae multifamily mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty.

(b) Represents the percentage of the company's multifamily guaranty book of business with lender risk-sharing agreements in place, measured by unpaid principal balance.

(c) Under the Delegated Underwriting and Servicing ("DUS") program, Fannie Mae acquires individual, newly originated mortgages from specially approved DUS lenders using DUS underwriting standards and/or DUS loan documents. Because DUS lenders generally share the risk of loss with Fannie Mae, they are able to originate, underwrite, close and service most loans without a pre-review by the company.

(d) Includes any loan that was underwritten with an interest-only term less than the term of the loan, regardless of whether it is currently in its interest-only period.

© 2025 Fannie Mae

13

FANNIE MAE
SEGMENT RESULTS - MULTIFAMILY GUARANTY BOOK OF BUSINESS

Fannie Mae

SELECTED CREDIT CHARACTERISTICS OF MULTIFAMILY GUARANTY BOOK OF BUSINESS[a]	ACQUISITION YEAR							
	2025	2024	2023	2022	2021	2020 - 2017	2016 & Earlier	Overall Book
Total UPB ($ in billions)	$29.2	$55.0	$52.0	$64.7	$64.3	$203.5	$42.1	$510.8
% of Multifamily Guaranty Book	6 %	11 %	10 %	13 %	13 %	40 %	8 %	100 %
Loan Count	1,470	2,594	2,762	3,381	3,868	11,621	4,263	29,959
Average UPB ($ in millions)	$20	$21	$19	$19	$17	$18	$10	$17
Weighted-Average OLTV Ratio	62 %	62 %	59 %	59 %	64 %	65 %	66 %	63 %
Weighted-Average DSCR[b]	1.6	1.6	1.5	1.7	2.4	2.2	2.1	2.0
% with DSCR Below 1.0[b]	0 %	1 %	5 %	12 %	4 %	4 %	5 %	5 %
% Fixed Rate	99 %	100 %	99 %	82 %	93 %	95 %	88 %	94 %
% Full Interest-Only	61 %	62 %	63 %	54 %	41 %	38 %	29 %	46 %
% Partial Interest-Only[c]	30 %	31 %	32 %	38 %	50 %	51 %	46 %	44 %
% Small Balance Loans[d]	35 %	34 %	40 %	38 %	44 %	46 %	69 %	46 %
Serious Delinquency Rate[e]	0.00 %	0.05 %	0.83 %	1.44 %	0.48 %	0.55 %	0.71 %	0.61 %
% Criticized[f]	0 %	2 %	6 %	14 %	5 %	6 %	5 %	6 %

UPB BY MATURITY YEAR ($ in billions)[a]	As of June 30, 2025
2025	$4.2
2026	28.6
2027	29.6
2028	53.9
2029 - 2031	215.8
2032 - 2034	134.2
Other	44.5
Total	**$510.8**

(a) The multifamily guaranty book of business consists of: (a) multifamily mortgage loans of Fannie Mae; (b) multifamily mortgage loans underlying Fannie Mae MBS; and (c) other credit enhancements that the company provided on multifamily mortgage assets. It excludes non-Fannie Mae multifamily mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty.

(b) Estimates of current DSCRs are based on the latest available income information covering a 12 month period, from quarterly and annual statements for these properties including the related debt service. When an annual statement is the latest statement available, it is used. When operating statement information is not available, the underwritten DSCR is used. Co-op loans are excluded from this metric.

(c) Includes any loan that was underwritten with an interest-only term less than the term of the loan, regardless of whether it is currently in its interest-only period.

(d) Small balance loans refer to multifamily loans with an original unpaid principal balance of up to $9 million. Small balance loans are included within the asset class categories referenced above. The company presents this metric in the table based on loan count rather than unpaid principal balance. Small balance loans comprised 10% of the company's multifamily guaranty book of business as of June 30, 2025, based on the unpaid principal balance of the loans.

(e) Multifamily serious delinquency rate refers to multifamily loans that are 60 days or more past due, expressed as a percentage of the company's multifamily guaranty book of business, based on unpaid principal balance. Multifamily serious delinquency rate for loans in a particular category (such as acquisition year, asset class or targeted affordable segment), refers to seriously delinquent loans in the applicable category, divided by the unpaid principal balance of the loans in the multifamily guaranty book of business in that category.

(f) Criticized loans represent loans classified as "Special Mention," "Substandard" or "Doubtful." Loans classified as "Special Mention" refers to loans that are otherwise performing but have potential weaknesses that, if left uncorrected, may result in deterioration in the borrower's ability to repay in full. Loans classified as "Substandard" have a well-defined weakness that jeopardizes the timely full repayment. "Doubtful" refers to a loan with a weakness that makes collection or liquidation in full highly questionable and improbable based on existing conditions and values.

© 2025 Fannie Mae

14

FANNIE MAE
SEGMENT RESULTS - MULTIFAMILY GUARANTY BOOK OF BUSINESS

SELECTED CREDIT CHARACTERISTICS OF MULTIFAMILY GUARANTY BOOK OF BUSINESS[a]	BY ASSET CLASS / TARGETED AFFORDABLE SEGMENT				
	Conventional / Co-op[g]	Seniors Housing[g]	Student Housing[g]	Manufactured Housing[g]	Affordable[g]
Total UPB ($ in billions)	$463.6	$12.5	$12.4	$22.3	$62.6
% of Multifamily Guaranty Book	91 %	3 %	2 %	4 %	12 %
Loan Count	27,072	439	458	1,990	4,117
Average UPB ($ in millions)	$17.1	$28.5	$27.0	$11.2	$15.2
Weighted-Average OLTV Ratio	63 %	64 %	65 %	60 %	67 %
Weighted-Average DSCR[b]	2.0	1.6	1.8	2.2	1.8
% with DSCR Below 1.0[b]	5 %	18 %	5 %	2 %	7 %
% Fixed Rate	94 %	77 %	85 %	94 %	90 %
% Full Interest-Only	47 %	17 %	35 %	42 %	30 %
% Partial Interest-Only[c]	42 %	62 %	59 %	46 %	45 %
% Small Balance Loans[d]	45 %	21 %	38 %	66 %	51 %
Serious Delinquency Rate[e]	0.58 %	1.87 %	1.20 %	0.14 %	0.32 %
% Criticized[f]	6 %	23 %	6 %	3 %	9 %

(a) The multifamily guaranty book of business consists of: (a) multifamily mortgage loans of Fannie Mae; (b) multifamily mortgage loans underlying Fannie Mae MBS; and (c) other credit enhancements that the company provided on multifamily mortgage assets. It excludes non-Fannie Mae multifamily mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty.

(b) Estimates of current DSCRs are based on the latest available income information covering a 12 month period, from quarterly and annual statements for these properties including the related debt service. When an annual statement is the latest statement available, it is used. When operating statement information is not available, the underwritten DSCR is used. Co-op loans are excluded from this metric.

(c) Includes any loan that was underwritten with an interest-only term less than the term of the loan, regardless of whether it is currently in its interest-only period.

(d) Small balance loans refer to multifamily loans with an original unpaid principal balance of up to $9 million. Small balance loans are included within the asset class categories referenced above. The company presents this metric in the table based on loan count rather than unpaid principal balance.

(e) Multifamily serious delinquency rate refers to multifamily loans that are 60 days or more past due, expressed as a percentage of the company's multifamily guaranty book of business, based on unpaid principal balance. Multifamily serious delinquency rate for loans in a particular category (such as acquisition year, asset class or targeted affordable segment), refers to seriously delinquent loans in the applicable category, divided by the unpaid principal balance of the loans in the multifamily guaranty book of business in that category.

(f) Criticized loans represent loans classified as "Special Mention," "Substandard" or "Doubtful." Loans classified as "Special Mention" refers to loans that are otherwise performing but have potential weaknesses that, if left uncorrected, may result in deterioration in the borrower's ability to repay in full. Loans classified as "Substandard" have a well-defined weakness that jeopardizes the timely full repayment. "Doubtful" refers to a loan with a weakness that makes collection or liquidation in full highly questionable and improbable based on existing conditions and values.

(g) See https://multifamily.fanniemae.com/financing-options for definitions. Loans with multiple product features are included in all applicable categories.

© 2025 Fannie Mae

15

2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 0.0%* 0.0%* 0.0%* 0.1% 1.2% 0.3% 0.2% 0.3% 0.1% 0.1% 0.1% 0.1% 0.3% 0.2% 0.0%* 0.0%* 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 222 260 128 118 62 12 13 11 16 12 14 31 28 61 139 176 * Represents less than 0.05% of cumulative total credit loss rate, net by acquisition year. (a) ACQUISITION YEAR Cumulative Total Credit Loss Rate, Net by Acquisition Year through June 2025(a) FANNIE MAE SEGMENT RESULTS - MULTIFAMILY PROBLEM LOAN STATISTICS REO Ending Inventory © 2025 Fannie Mae Cumulative net credit loss rate is the cumulative net credit losses through June 30, 2025 on the multifamily loans that were acquired in the applicable period, as a percentage of the total acquired unpaid principal balance of multifamily loans that were acquired in the applicable period. Net credit losses include expected benefit of freestanding loss-sharing arrangements, primarily multifamily DUS lender risk-sharing transactions. Credit loss rate for 2014 acquisitions was primarily driven by the write-off of a seniors housing portfolio in 2023. AS OF PERIOD END 16